
Organic
TO GO
Delicious. Organic. Fast.
Our Commitment to Quality Starts at the Farm

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such forward looking statements involve risks and uncertainties. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other products and services and to market products and services in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

Organic To Go™
Delicious. Organic. Fast.


Regli Family Organic Dairy Farm,
Redwood Coast California

Photo courtesy of Organic valley Family of Farms & Carrie Branovan

We Believe

That healthy plants and animals, raised with care and integrity, provide the finest tasting, most flavorful and nutritious food available.

At Organic To Go

We create and serve delicious meals with organic and natural ingredients from as many local and sustainable sources as possible. At every junction our goal is to deliver superior service with pride and integrity throughout our organization.

What Does Organic Mean?

Organic Food is produced without synthetic fertilizers, pesticides, irradiation, or genetic engineering and is grown within a system of farming that recycles resources, promotes biodiversity and encourages a healthy environment.

PROUD TO BE AMERICA'S FIRST FAST-CASUAL CAFÉ
CERTIFIED ORGANIC
RETAILER

USDA ORGANIC

CERTIFIED ORGANIC

Company Introduction

Organic American Fare Delivered
where people work and go for higher education

In 36 months, we have gone from an idea to a strategically branded business in Seattle – Los Angeles – San Diego

- Our delicious food is now available in **over 160 locations**:
  - 26 Company Owned Cafés (3 under construction)
  - 120 Branded Grab-n-Go Locations
  - 14 Universities
  - 9 Branded Partnership locations at LAX



Organic To Go



Be
Beautiful
Inside



Be Beautiful Inside

Multi Channel –Metropolitan Market Food Service Business Model

- Largest manufacturer of branded organic and natural prepared food in a grab-and-go format, produced at central commissaries for distribution through three channels:
  - Our network of Organic To Go retail cafes
  - Our corporate and office delivery system
  - Third party food service providers (wholesale)
- All of these channels are interdependent in a given market – with the retail café "billboard" creating brand awareness, driving repeat delivery business and increased wholesale interest
- Current operations in Seattle, Los Angeles and San Diego and planned new market expansion in 2008

University Campuses



Retail Cafes


No Pesticides, Hormones or Additives

Organic TO GO
Delicious. Organic. Fast.


Organic To Go

Branded Wholesale/Licensing

Catering / Delivery


We Deliver!
Organic
TO GO



Our Food







Delicious American Fare

Created to a New Standard with Organic & Natural Ingredients









Breakfast, Lunch & Desserts!







Our Cafés
Where you work…



Proud to be America's first **CERTIFIED ORGANIC** fast casual café chain.



Inside or Out — Our Cafés Provide Comfortable Seating and Free Wireless

Organic TO GO
Delicious. Organic. Fast.

Our Fresh Salad Bar



Delicious Grab-n-Go



Starbucks Headquarters Seattle





Our Catering Business

Continues to Grow into Corporations Large and Small

50,000+ orders delivered to date

Large Corporations regularly have lunch meetings

Microsoft • Washington Mutual • Deliotte and Touche

Specialized Businesses

Starbucks • Access Hollywood • Amazon

Medical Centers/Pharmaceutical Reps *(Lunch & Learns)*

Swedish Medical • Pharmion • Eli Lilly • Pfizer • Medtronic

Organic TO GO
Delicious. Organic. Fast.

79% of our orders are from customers who ordered 5+ times

No. of Orders	Number of Companies	Total Orders	Gross Sales	Percentage
20+	441	30,510	$ 5,354,772	59%
15+	150	2,518	$ 483,879	5%
10+	270	3,185	$ 672,071	6%
5+	833	5,424	$ 1,064,256	10%
Total :	**1694**	**41,637**	**$ 7,574,979**	**79%**


We Deliver!
Organic
TO GO

Key Areas of Accomplishment Q4 2007

1. Increased Product Quality while Decreasing Cost of Goods
2. Launched into San Diego (3rd Geographic Market)
3. Increased Revenue by an Est. $1M for the Q
4. 4 Greenfield Café Expansion Agreements (open Q1 08)
5. Substantial Financial Improvements

	2006 Q4	2007 Q3	2007 Q4 (est.)
Revenue	$2,947,000	$3,716,000	$4,715,000
Gross Profit Margin	1,386,000 47%	1,966,000 53%	2,744,000 58%
Operating Cost	$3,756,000 127%	$4,786,000 129%	$3,742,000 79%
EBITDA	($2,370,000)	($2,820,000)	($998,000)

Quarterly Sales Performance

Quarterly Highlights and Drivers

Q4 2007 – Year Ended with 23 operating cafes, and with 3 under construction, over 130 wholesale locations. 4th Q estimated revenue $4.7m.

Acquired a $3M catering/retail company in San Diego and opened 2 locations through organic growth.

Q3 2007 – Acquired 5 locations and established delivery and wholesale operations in San Diego

Q1 2007 - Acquired a $2M catering company in Seattle & opened 2 new retail locations, including our first hospital location

Q4 2006 – Expanded wholesale operations and acquired a catering company in Los Angeles

Q3 2006 – Grew Corporate Campus business

Q2 2006 – Expanded Delivery and Wholesale operations

Q1 2006 – Changed Retail Management and reconfigured cafés

Q3 2005 – Converted Seattle Briazz locations, expanded Seattle Corporate Delivery

Q2 2005 – Acquired & converted 10 retail cafes from Briazz & launched Corporate Delivery business

Q1 2005 – Opened first location in Seattle, Bank of America Tower



$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007 Est.

(Stock Symbol: OTGO)

Organic TO GO
Delicious. Organic. Fast.

Quarterly Sales by Segment

47% Growth in Retail, 71% Growth in Delivery and 65% Growth in Wholesale, and Comparing Q4 2006 to Q4 2007 Sales



$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-

	2006 Q1	2006 Q2	2006 Q3	2006 Q4	2007 Q1	2007 Q2	2007 Q3	2007 Q4 (est.)
Retail	$1,327,000	$1,368,000	$1,282,000	$1,250,000	$1,652,000	$1,580,000	$1,766,000	$2,137,000
Delivery	$580,000	$751,000	$742,000	$1,264,000	$1,515,000	$1,799,000	$1,402,000	$1,862,000
Wholesale	$203,000	$227,000	$236,000	$433,000	$451,000	$476,000	$548,000	$716,000

Annual Sales Comparison By Geographic Region



$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0

	LA	WA	SD
2005	$2,352,790	$3,823,122	
2006	$4,491,376	$5,171,624	
2007 Estimated YE	$7,630,000	$7,143,000	$1,131,000

(Stock Symbol: OTGO)

Organic TO GO
Delicious. Organic. Fast.

Q4 06 vs. Q4 07

Multi-Channel Business Model

Tremendous Growth Potential

Retail

- 23 open cafes, 3 under construction open Q1 08
- Small, Medium and Large
- Retail Sales are up:
  - **71% Q4 07 vs. Q4 06**



Delivery & Catering

- Marquee customers: Microsoft, Westin Hotel, Sony, Pfizer, Eli Lilly
- 79% are repeat orders
- Delivery sales are up: **46% Q4 07 vs. Q4 06**


We Deliver!
OrganicToGo.com

Wholesale

- 14% of revenue and a strong profitable brand building opportunity
- 9 locations at LAX
- Wholesale Sales are up:
  - **65% Q4 07 vs. Q4 06**



Organic TO GO
Delicious. Organic. Fast.

2006 vs. 2007

Multi-Channel Business Model

Tremendous Growth Potential

Retail

- 11 cafes in 2006, 23 open cafes in 2007, 3 more in development open Q1 08
- Small, Medium and Large
- Retail Sales are up:
  - **35% 2007 vs. 2006**



Delivery & Catering

- Marquee customers: Microsoft, Westin Hotel, Sony, Pfizer, Eli Lilly
- 79% are repeat orders
- Delivery sales are up: **97% 2007 vs. 2006**


We Deliver!
OrganicToGo.com

Wholesale

- 14% of revenue and a strong profitable brand building opportunity
- 9 locations at LAX
- Wholesale Sales are up:
  - **99% 2007 vs. 2006**



Active and Dedicated Board of Directors

Jason Brown, Founder, CEO Prior 25+ years spent in branded direct to consumer retail execution. Prior experience includes founding CEO of Custom Nutrition Services, a personalized vitamin solutions based program using medical professional expertise that was sold to drugstore.com. Previously founder of Concept Development for 7 years, Columbia Sportswear NZ/Australia 3 years, and Cotton Comfort 12 years, all specialty retail focused businesses with the common goal of maximizing the share of a customer through superior customer relationship development.

Hass Hassan Founder, President and CEO of Alfalfa's Markets, President of Wild Oats Markets, and subsequently the Founder of Fresh & Wild, the UK's leading retailer of organic foods, which sold to Whole Foods Markets in 2004. Currently sits on the Board of Whole Foods Markets. Hass is Chairman of our Café Development Committee to support further refinement and development of our cafes.

Peter Meehan CEO and Co-Founder of Newman's Own Organics. The company, founded in 1993 by Paul Newman, Nell Newman, and Meehan, is considered one of the most prominent brands in the Organic industry today. The company started as a division of Newman's Own and is now a multimillion dollar independent company.

Dave Smith is Co-Founder and former President/COO of Smith & Hawken, the garden tool company. He has been involved in retail and catalog industries as an executive and consultant for over 20 years with companies such as SelfCare, Real Goods, Diamond Organics, Seeds of Change and Organic Bouquet. Dave has created the OrganicToBe.org website and blog to support the further education of Organic To Go.

Douglas Lioon Joined HVL Incorporated in 1978, created and developed the Douglas Laboratories brand within HVL, then engineered their vertical integration strategy into one of the leader's in the Practitioner segment of the Dietary Supplement industry. Sold HVL December 2005, Doug remained as CEO of Douglas Laboratories. Doug serves on both the Compensation and Audit committees.

Roy Bingham Roy's early career was spent in banking and finance in London. He obtained his MBA with distinction from Harvard Business School and has built a career working in banking and finance, M&A, as well as business development with McKinsey & Company. Roy serves as the head of the Audit committee for OTGO.

Proven Executive Management Team

Michael Gats, Chief Financial Officer
25 years in finance and operations with private and public companies. Michael's strong understanding of business processes and financial information will enable the company to further develop and implement strategic directions for growth. Prior to joining Organic To Go, Michael was the CFO of Cutter & Buck and oversaw the sale and integration into a multi-national company with the transaction resulting in a 24% premium over the C&B stock price. Michael is an action-oriented, hands-on leader with strong team-building skills. Prior to Cutter & Buck, he was the head of finance of a privately held manufacturing and distribution food company in the Seattle area.

Andy Jacobs, Senior VP of Operations
26+ years of experience in all aspects of food service operations, from restaurant management to research and development of menus and recipes. As Director of Operations with Costco Wholesale (18 year tenure), he oversaw the expansion of Costco's Food Court and Service Deli departments, growing them to their current $500 million in annual sales. Previous to that, he was the Vice President of Operations for a full service restaurant management company.

Peter Tremblay, VP Retail Operations
20 years of leadership experience directing large, high performance teams, as well as experience managing brands and multi-unit operations. Peter is a strategic thinker understanding the requirements for growing retail operations and a successful track record with high profile stores. Prior to joining Organic To Go, Tremblay was with Starbucks for over 10 years in operations management lastly managing a portfolio of stores with some of the highest performing units; achieving numerous national records for the company.

Michael Johnson, VP of Business Development
20+ years experience managing restaurants, from white tablecloth cafes to Noah's bagel shop and Briazz Specialty Café's. Michael has been a key team member in pioneering and developing our University Campus business as well as supporting the launch in the San Diego region. Over the past 2.5 years Michael has been an integral part of our new business development as well as, from the acquisition of Briazz, refining our retail operations.

Tom Rogers, VP of Sales
13+ years experience in account management in the consumer packaged industry. Over the past 2.5 years Tom has pioneered the Corporate Catering business for Organic To Go to it's current positioning and built our strategy for excellence in Customer Care/Sales in all 3 geographic regions. Prior to Organic To Go, Tom was responsible for sales/customer care for a perishable food company into over 250 retail locations including Safeway, Haggen Daz and Brown and Cole.

Proven Executive Management Team

Wendy Tenenberg, VP of Marketing
25+ years in retail and direct to consumer marketing with extensive experience in customer acquisition and direct marketing. Wendy is part of the founding team with a dedication to building brand loyalty. Prior to joining Organic To Go, Wendy had over 10 years of experience working with Fortune 1000 companies delivering targeted brand building marketing and was most recently in charge of marketing at Custom Nutrition Services.

Greg Atkinson, Executive Chef
25+ years of experience working in the restaurant industry. He is a charter member of the Seattle Chapter of Chefs Collaborative and a Certified Culinary Professional with the International Association of Culinary Professionals. While the executive chef at Canlis he merited a coveted four stars for the makeover of the restaurant, once a bastion of conservative tastes, now a leader in sustainable food practices.

Valorie Norwood, Controller
20 years of financial reporting/analysis experience and manufacturing finance management, Valorie is a CPA/MBA. She has served as controller in two $35+ million dollar operations. As Director of Accounting Operations for Briazz, a $39+ million public corporation that manufactures and distributes high quality, branded takeaway fast food, she managed compliance including SEC filing, federal, state and local tax returns, employment tax returns and preparation of monthly/quarterly/annual financial statements.

Prem Thudia, VP of Technology
15+ years plus of technology expertise with extensive expertise in interactive web design, database system design, and application development, as well as experience with the Broad Vision Enterprise Platform, most recently at Custom Nutrition Services. From the inception of Organic To Go, Prem has lead the company with systems integration.

Barbara Emmitt, VP of Logistics
10+ years of management experience in operations. As a founding team member, Barbara developed the logistics associated with pick, pack, ship and delivery to our cafés, as well as direct to our corporate catering customers. Barbara is in charge of all inbound and outbound goods in all geographic regions for Organic To Go, running delivery operations combined with focus on operational costs and clear direction to provide excellence in customer care.

Organic To Go
Delicious. Organic. Fast.

Marketing Materials for Our Wholesale Customers

Blend Education & Brand Clarity



"About OTG" Brochure


PUREST Ingredients
Packed With FLAVOR

18x18 Triad Poster

Tall Stands with 11x17 Poster Insert



Floor Banners


Sandwiches
Wraps
Salads
OrganicToGo.com



Cooler Strip



24x24 floor stickers with removable adhesive

Points of Distribution

Seattle-Los Angles-Orange County-San Diego

Retail Cafes (26 Locations *)

- Seattle, WA (4)
- Bellevue, WA (2)
- Los Angeles, CA (6)
- Century City, CA (2)
- Woodland Hills, CA (2)
- Irvine/Costa Mesa, CA (3)
- San Diego, CA (8)

** 3 of these locations under development*

Catering Facilities

- Seattle, WA
- Los Angeles, CA
- Orange County, CA
- San Diego, CA

Wholesale

Selected Universities:

- University of Washington
- USC
- UCLA
- Cal State Long Beach
- Cal State Northridge
- Cal State Pomona
- Cal Tech
- U of San Diego
- UCSD
- UC San Marcos
- Santa Monica Com. College

Other Notable Locations:

- Microsoft campus (30)
- LAX (9)
- Jet Propulsion Lab
- Starbucks Corporate HQ
- Edwards Life Sciences

Our Cafés Range from:

➢2,800 square feet, a full service café serving hot soup, complete salad bar, custom sandwich bar, to as small as a 500 square foot Grab-n-Go Kiosk Location.

Key Areas of Development

Projected 2008 Milestones

1. Expand Cafés / Catering / Branded Wholesale in existing markets both in Foodservice and through Café expansion
2. Continue Qualitative Improvements throughout our company further supporting Superior Customer Care to gain more share from our customer relationships
3. Our goal is to become EBITDA positive in 2008
4. Continue to do research for potential expansion into a 4th geographic market
5. Explore the possibility of Brand Expansion through licensing relationships

WHY ORGANIC TO GO?

- Brand Image/Product Positioning in rapidly growing segment of food industry
- Proven revenue growth in 2007 by over 60%
- Improving bottom line now evident
- Quality Experienced Management with Dedicated Industry Experts on the Board of Directors
- Leveragable Infrastructure and Systems in place for 2008 growth
- Commitment to Accelerated Revenue and EBITDA Growth

To Learn More Please Visit www.organictogo.com